SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 21, 1999

                              AMERICA ONLINE, INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                       001-12143                 54-1322110
(State or Other             (Commission File Number)       (IRS Employer
Jurisdiction of                                          Identification No.)
Incorporation)

22000 AOL Way, Dulles, Virginia                                    20166
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:    (703) 265-1000

Item 2. Acquisition or Disposition of Assets.

         On May 21, 1999, America Online, Inc. ("America Online") completed the acquisition of MovieFone, Inc. ("MovieFone") pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of February 1, 1999 (the "Merger Agreement"), by and among America Online, a Delaware corporation, MF Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of America Online ("MF"), and MovieFone, a Delaware corporation.

         MF merged with and into MovieFone (the "Merger"), with MovieFone surviving the Merger as a wholly-owned subsidiary of America Online, effective as of May 21, 1999. Each share of MovieFone common stock was converted into the right to receive 0.3339 of a share of America Online common stock. The conversion ratio was determined through arm's length negotiations.

         The Merger Agreement is incorporated herein by reference from America Online's Current Report on Form 8-K for an event dated February 1, 1999 and is listed herein as Exhibit 2.1. A copy of America Online's press release announcing the effectiveness of the Merger is incorporated herein by reference and included as Exhibit 99, herein. The foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

Item 5.  Other Events

         As previously reported, the Department of Labor is investigating the applicability of the Fair Labor Standards Act (the "FLSA") to the Company's Community Leader program. See the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999. Former volunteers have sued the Company on behalf of an alleged class consisting of current and former volunteers, alleging violations of the FLSA and comparable state statutes. The Company believes the claims have no merit and intends to defend them vigorously. The Company cannot predict the outcome of the claims or whether other former or current volunteers will file additional actions.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.  Not Applicable

(b)      Pro Forma Financial Information.  Not Applicable

(c)      Exhibits.

Exhibit   Description
No.

2.1 Agreement and Plan of Merger, dated as of February 1, 1999, by and among America Online, Inc., MF Acquisition Corporation and MovieFone, Inc. (filed as Exhibit 2.1 to America Online's Current Report on Form 8-K for an event dated February 1, 1999 and incorporated herein by reference)

99        Press Release dated May 21, 1999.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICA ONLINE, INC.



                                   By:    /s/J. Michael Kelly
                                   Name:  J. Michael Kelly
                                   Title: Senior Vice President,
                                          Chief Financial Officer, Treasurer
                                          and Assistant Secretary

Dated: May 27, 1999

                                  Exhibit Index

Exhibit   Description
No.

99        Press Release dated May 21, 1999